UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 19, 2024
(Date of earliest event reported)

BANK5 2024-5YR9
(Central Index Key Number 0002032772)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
(Central Index Key Number 0000835271)

(Exact name of sponsor as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

(Exact name of sponsor as specified in its charter)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-258342-05	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On August 19, 2024, J.P. Morgan Securities LLC (“JPMS”), Morgan Stanley & Co. LLC (“MS&Co.”), Wells Fargo Securities, LLC (“WFS”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with JPMS, MS&Co., WFS and Academy, the “Underwriters”) entered into an agreement with J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) and JPMorgan Chase Bank, National Association (“JPMCB”), dated as of August 19, 2024 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on August 30, 2024 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $770,667,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $95,037,453, to JPMS, MS&Co., WFS, Drexel and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of August 19, 2024 (the “Certificate Purchase Agreement”), among the Registrant, JPMCB and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, the Registrant will cause the issuance of the BANK5 2024-5YR9, Commercial Mortgage Pass-Through Certificates, Series 2024-5YR9 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated and effective as of August 1, 2024, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-2-1, Class A-2-2, Class A-2-X1, Class A-2-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Public Certificates”) and (ii) Class X-D, Class X-F, Class X-G, Class X-J, Class D, Class E, Class F, Class G, Class J and Class R Certificates (the “Private Certificates”).

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
The Piazza	4.4	N/A(1)
Baybrook Mall	4.5	N/A(1)
BioMed 2024 Portfolio 2	4.6	4.2
640 5th Avenue	4.7	4.3
Bronx Terminal Market	4.8	N/A
Culver Steps	4.9	N/A
Showcase I	4.10	4.3
Cummins Station	4.11	4.3
(1)	Midland Loan Services, a Division of PNC Bank, National Association will also act as primary servicer of The Piazza whole loan and the Baybrook Mall whole loan pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.4 and dated as of August 1, 2024, between Wells Fargo Bank, National Association (“Wells Fargo”), as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as primary servicer, pursuant to which Midland will perform certain servicing obligations of Wells Fargo under the Non-Serviced PSA.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in the BANK5 2024-5YR9 (the “Issuing Entity”), a common law trust fund to be formed on August 30, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 33 commercial, multifamily and/or manufactured housing commercial mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) JPMCB pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of August 19, 2024, between the Registrant and JPMCB, (ii) Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of August 19, 2024, between the Registrant and MSMCH, and (iii) Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of August 19, 2024, between the Registrant and WFB. Additionally, Midland Loan Services, a Division of PNC Bank, National Association will act as primary servicer with respect to seventeen (17) Mortgage Loans sold to the Registrant, pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.4 and dated as of August 1, 2024, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated August 20, 2024 (the “Prospectus”) and as filed with the Securities and Exchange Commission on August 21, 2024. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of August 20, 2024.

The related registration statement (file no. 333-258342) was originally declared effective on October 15, 2021.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of August 19, 2024, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and JPMorgan Chase Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2024, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of August 15, 2024, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer and as special servicer, and Wilmington Trust, National Association, as trustee, and Computershare Trust Company, National Association, as certificate administrator.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of August 1, 2024, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Co-Lender Agreement, dated as of August 13, 2024, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, Initial Note A-2-1 Holder and Initial Note A-2-2 Holder and JPMorgan Chase Bank, National Association, as initial agent, relating to The Piazza Whole Loan.
Exhibit 4.5	Agreement Between Note Holders, dated as of July 19, 2024, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, Barclays Capital Real Estate Inc., as Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder and Initial Note A-8 Holder, and Societe Generale Financial Corporation, as Initial Note A-9 Holder, Initial Note A-10 Holder and Initial Note A-11 Holder, relating to the Baybrook Mall Whole Loan.
Exhibit 4.6	Agreement Between Noteholders, dated as of August 9, 2024, by and among Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Initial Note A-5 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder and Initial Note A-6 Holder, Goldman Sachs Bank USA, as Initial Note A-3 Holder and Initial Note A-7 Holder, Wells Fargo Bank, National Association, as Initial Note A-4 Holder and Initial Note A-8 Holder, Citi Real Estate Funding Inc., as Initial Note B-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note B-2 Holder, Goldman Sachs Bank USA, as Initial Note B-3

Holder, and Wells Fargo Bank, National Association, as Initial Note B-4 Holder, relating to the BioMed 2024 Portfolio 2 Whole Loan.
Exhibit 4.7	Agreement Between Note Holders, dated as of June 10, 2024, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, Goldman Sachs Bank USA, as Initial Note A-5 Holder, Initial Note A-6 Holder and Initial Note A-7 Holder, Bank of Montreal, as Initial Note A-8 Holder, Initial Note A-9 Holder and Initial Note A-10 Holder, and Morgan Stanley Mortgage Capital Holdings, as Initial Agent, relating to the 640 5th Avenue Whole Loan.
Exhibit 4.8	Agreement Between Note Holders, dated as of August 6, 2024, by and between German American Capital Corporation, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder and Initial Note A-5 Holder, Starwood Mortgage Capital LLC, as Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder, Initial Note A-9 Holder, Initial Note A-10 Holder and Initial Note A-11 Holder, Wells Fargo Bank, National Association, as Initial Note A-12 Holder, Initial Note A-13 Holder, Initial Note A-14 Holder, Initial Note A-15 Holder and Initial Note A-16 Holder, Bank of America, N.A., as Initial Note A-17 Holder, Initial Note A-18 Holder, Initial Note A-19 Holder, Initial Note A-20 Holder and Initial Note A-21 Holder, and CPPIB Credit Investments III Inc., and Note B Holder, relating to the Bronx Terminal Market Whole Loan.
Exhibit 4.9	Co-Lender Agreement, dated as of July 26, 2024, between, DBR Investments Co. Limited, as Note A-1 Holder, and Wells Fargo Bank, National Association, as Note A-2 Holder, relating to the Culver Steps Whole Loan.
Exhibit 4.10	Co-Lender Agreement, dated as of June 7, 2024, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, and Citi Real Estate Funding Inc., as Initial Note A-4 Holder and Initial Note A-5 Holder, relating to the Showcase I Whole Loan.
Exhibit 4.11	Agreement Between Note Holders, dated as of June 6, 2024, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and Wells Fargo Bank, National Association, as Initial Note A-3 Holder, relating to the Cummins Station Whole Loan.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 20, 2024.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of August 19, 2024, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of August 19, 2024, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of August 19, 2024, between Wells Fargo Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.4	Primary Servicing Agreement, dated as of August 1, 2024, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 21, 2024	J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Registrant)

	By:	/s/ Harris Rendelstein
		Name:	Harris Rendelstein
		Title:	Executive Director